EXHIBIT 10.5

CHINA GROWTH EQUITY INVESTMENT LTD.

[________], 2011
Chum Capital Group Limited
A12 Jianguomenwai Avenue
NCI Tower, Suite 1602
Beijing, PRC 100022

Re: Administrative Services Agreement

Gentlemen:

This letter will confirm our agreement that, commencing on the date the securities of China Growth Equity Investment Ltd. (the “ Company ”) are first quoted on the Nasdaq Capital Market (the “ Quoting Date ”), pursuant to a Registration Statement on Form S-1 and prospectus filed with the Securities and Exchange Commission (the “ Registration Statement ”) and continuing until the earlier of the consummation by the Company of an initial business combination or the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “ Termination Date ”), Chum Capital Group Limited shall make available to the Company, at A12 Jianguomenwai Avenue, NCI Tower, Suite 1602, Beijing, PRC  100022 (or any successor location of Chum Capital Group Limited), certain office space, utilities, secretarial and general and administrative services as may be reasonably required by the Company. In exchange therefor, the Company shall pay Chum Capital Group Limited the sum of $10,000 per month on the Quoting Date and continuing monthly thereafter until the Termination Date, with any payment in respect of a partial month prorated.

This letter agreement constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

This letter agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

No party hereto may assign either this letter agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee.

This letter agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles.

Very truly yours,

CHINA GROWTH EQUITY INVESTMENT LTD.

By:	/s/
Name:
Title:

AGREED TO AND ACCEPTED BY:

CHUM CAPITAL GROUP LIMITED

By:	/s/
Name:
Title: